UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 8, 2018
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On March 8, 2018, F5 Networks, Inc. (the "Company") is scheduled to make a presentation at the F5 Networks 2018 Analyst and Investor Meeting in New York, NY at 8:30 a.m. (ET), which presentation is expected to include, among other things, certain historical financial information and performance expectations/targets (the "Presentation"). The Presentation is attached hereto as Exhibit 99.1. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 7.01	Regulation FD Disclosure
On March 8, 2018, the Company is scheduled to make the Presentation at the F5 Networks 2018 Analyst and Investor Meeting in New York, NY at 8:30 a.m. (ET). The Presentation is attached hereto as Exhibit 99.1. The information in this report shall not be treated as filed for purposes of the Exchange Act.
Forward Looking Statements
This report contains forward-looking statements including, among others, statements regarding the continuing strength and momentum of the Company's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, margins, earnings per share, share amount, buyback and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, acquisition-related and investment activities, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements may be indicated by such words as “expect,” “will,” “may,” and variations of such words and similar and other expressions (although their absence does not indicate a statement is not forward-looking) and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including, among others, those not in the Company’s control. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by the Company or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the Company’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; the Company’s ability to sustain, develop and effectively utilize distribution relationships; the Company's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; the Company's ability to expand in international markets; the unpredictability of the Company's sales cycle; the Company’s share repurchase program; future prices of the Company’s common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this report should be considered in conjunction with the consolidated financial statements and notes thereto included in the Company’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this report are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. The Company assumes no obligation to revise or update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

99.1	Presentation for F5 Networks 2018 Analyst and Investor Meeting scheduled for March 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: March 8, 2018	By:	/s/ Scot Rogers
Scot Rogers
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation for F5 Networks 2018 Analyst and Investor Meeting scheduled for March 8, 2018.